                                  Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Declaration of Trust, restated March 1, 1998 and amended March 1, 1999 (filed as Exhibit a to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on April 1, 1999, and incorporated herein by reference).

EX-99.a2    Amendment No. 1 to the Amended and Restated Declaration of Trust,
            dated March 6, 2001 (filed as Exhibit a2 to Post-Effective Amendment
            No. 12 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-65170, filed on April 19, 2001, and incorporated herein by reference).

EX-99.a3    Amendment No. 2 to the Amended and Restated Declaration of Trust,
            dated August 1, 2001 (filed as Exhibit a3 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.a4    Amendment No. 3 to the Amended and Restated Declaration of Trust,
            dated December 14, 2001 (filed as Exhibit a4 to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.a5    Amendment No. 4 to the Amended and Restated Declaration of Trust,
            dated May 8, 2002 (filed as Exhibit a5 to Post-Effective Amendment
            No. 17 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit
            b2 to Post-Effective Amendment No. 23 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1    Management Agreement (Investor Class) between American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 (filed as Exhibit 5 to Post-Effective Amendment
            No. 33 to the Registration Statement on Form N-1A of American
            Century Government Income Trust, File No. 2-99222, filed on July 31,
            1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust and American Century Investment Management,
            Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on March
            26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust and American Century Investment Management,
            Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective
            Amendment No. 39 to the Registration Statement on Form N-1A of
            American Century Government Income Trust, File No 2-99222, filed on
            July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated
            September 16, 2000 (filed as Exhibit d4 to Post-Effective Amendment
            No. 30 to the Registration Statement on Form N-1A of American
            Century California Tax-Free and Municipal Funds, File No. 2-82734,
            filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated August
            1, 2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of American Century
            Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated
            December 3, 2001 (filed as Exhibit d6 to Post-Effective Amendment
            No. 16 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated July 1,
            2002 (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8    Amendment No. 5 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated
            December 31, 2002 (filed as Exhibit d8 to Post-Effective Amendment
            No. 4 to the Registration Statement on Form N-1A of American Century
            Variable Portfolios II, Inc., File No. 333-46922, filed on December
            23, 2002, and incorporated herein by reference).

EX-99.d9    Management Agreement (Advisor Class) between American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Investment Trust and American
            Century Investment Management, Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed as Exhibit d3 to Post-Effective
            Amendment No. 9 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d10   Amendment No. 1 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated September 16, 2000 (filed as Exhibit d6 to Post-Effective
            Amendment No. 36 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 18, 2001, and incorporated herein by reference).

EX-99.d11   Amendment No. 2 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.
            dated August 1, 2001 (filed as Exhibit d8 to Post-Effective
            Amendment No. 44 to the Registration Statement on Form N-1A of
            American Century Government Income Trust, File No. 2-99222, filed on
            July 31, 2001, and incorporated herein by reference).

EX-99.d12   Amendment No. 3 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.
            dated December 3, 2001 (filed as Exhibit d10 to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d13   Amendment No. 4 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated July 1, 2002 (filed as Exhibit d13 to Post-Effective Amendment
            No. 17 to the Registration Statement on Form N-1A of American
            Century Target Maturities Trust, File No. 2-94608, filed on January
            31, 2003, and incorporated herein by reference).

EX-99.d14   Management Agreement (C Class) between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.d15   Amendment No. 1 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated August 1, 2001
            (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d16   Amendment No. 2 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated December 3, 2001
            (filed as Exhibit d13 to Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d17   Amendment No. 3 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated July 1, 2002
            (filed as Exhibit d16 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d18   Amendment No. 4 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated September 3,
            2002 (filed as Exhibit d12 to Post-Effective Amendment No. 34 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on October 1,
            2002, and incorporated herein by reference).

EX-99.d19   Management Agreement (Institutional Class) between American Century
            Quantitative Equity Funds and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as an Exhibit to
            Post-Effective Amendment No. 20 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d20   Amendment to the Management Agreement (Institutional Class) between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated June 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on April 27, 2000, and incorporated herein by reference).

EX-99.d21   Amendment No. 1 to the Management Agreement (Institutional Class)
            between American Century Quantitative Equity Funds, American Century
            Investment Trust and American Century Investment Management, Inc.,
            dated August 1, 2001 (filed as Exhibit d13 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.d22   Amendment No. 2 to the Management Agreement (Institutional Class)
            between American Century Quantitative Equity Funds, American Century
            Investment Trust, American Century Government Income Trust and
            American Century Investment Management, Inc., dated March 1, 2002
            (filed as Exhibit d17 to Post-Effective Amendment No. 46 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on March 4, 2002, and incorporated herein by reference).

EX-99.d23   Amendment No. 3 to the Management Agreement (Institutional Class)
            between American Century Quantitative Equity Funds, American Century
            Investment Trust, American Century Government Income Trust and
            American Century Investment Management, Inc., dated December 31,
            2002 (filed as Exhibit d18 to Post-Effective Amendment No. 39 to the
            Registration Statement on Form N-1A of American Century Municipal
            Trust, File No. 2-91229, filed on December 23, 2002, and
            incorporated herein by reference).

EX-99.d24   Management Agreement (A Class) between American Century California
            Tax-Free and Municipal Funds, American Century Municipal Trust,
            American Century Investment Trust and American Century Investment
            Management, Inc., dated September 3, 2002 (filed as Exhibit d13 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 17, 2002, and
            incorporated herein by reference).

EX-99.d25   Management Agreement (B Class) between American Century California
            Tax-Free and Municipal Funds, American Century Municipal Trust,
            American Century Investment Trust and American Century Investment
            Management, Inc., dated September 3, 2002 (filed as Exhibit d14 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 17, 2002, and
            incorporated herein by reference).

EX-99.d26   Management Agreement (C Class II) between American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Investment Trust and American Century
            Investment Management, Inc., dated September 3, 2002 (filed as
            Exhibit d15 to Post-Effective Amendment No. 35 to the Registration
            Statement on Form N-1A of American Century California Tax-Free and
            Municipal Funds, File No. 3-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.e1    Amended and Restated Distribution Agreement between American Century
            California Tax-Free and Municipal Funds, American Century Capital
            Portfolios, Inc., American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Mutual Funds,
            Inc., American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century Variable Portfolios II, Inc., American Century
            World Mutual Funds, Inc. and American Century Investment Services,
            Inc., dated September 3, 2002 (filed as Exhibit e1 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on
            September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
            between American Century California Tax-Free and Municipal Funds,
            American Century Capital Portfolios, Inc., American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust, American Century Municipal Trust,
            American Century Mutual Funds, Inc., American Century Quantitative
            Equity Funds, American Century Strategic Asset Allocations, Inc.,
            American Century Target Maturities Trust, American Century Variable
            Portfolios, Inc., American Century Variable Portfolios II, Inc.,
            American Century World Mutual Funds, Inc. and American Century
            Investment Services, Inc., dated December 31, 2002 (filed as Exhibit
            e2 to Post-Effective Amendment No. 4 to the Registration Statement
            on Form N-1A of American Century Variable Portfolios II, Inc., File
            No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Commerce Bank, N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds, American Century Target Maturities Trust
            and American Century Services Corporation, dated as of August 1,
            1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Services Corporation, dated as of June 29, 1998 (filed as Exhibit b9b to Post-Effective Amendment
            No. 23 to the Registration Statement on Form N-1A of American
            Century Quantitative Equity Funds, File No. 33-19589, filed on June
            29, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated November 20, 2000
            (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation dated August 1, 2001 (filed as
            Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation dated December 3, 2001 (filed as Exhibit h6 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated July 1, 2002 (filed as
            Exhibit h6 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated September 3, 2002
            (filed as Exhibit h8 to Post-Effective Amendment No. 35 the
            Registration Statement on Form N-1A of American Century Municipal
            Trust, File No. 2-91229, filed on September 30, 2002, and
            incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated December 31, 2002
            (filed as Exhibit h7 to Post-Effective Amendment No. 4 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 18,
            2001 (filed as Exhibit h9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            28, 2001, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on May 7, 1999, and
            incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2    Consent of Deloitte & Touche LLP (filed as Exhibit j2 to
            Post-Effective Amendment No. 20 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on December
            17, 2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney, dated September 12, 2002 (filed as Exhibit j4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on September 30, 2002, and incorporated herein by reference).

EX-99.j4    Power of Attorney, dated December 17, 2002 (filed as Exhibit j3 to
            Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on February 27, 2003, and incorporated herein by reference).

EX-99.j5    Secretary's Certificate, dated September 12, 2002 (filed as Exhibit
            j5 to Post-Effective Amendment No. 35 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century Investment Trust,
            American Century International Bond Funds, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds
            (Advisor Class), dated August 1, 1997 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment to Master Distribution and Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Funds,
            American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class), dated June 29, 1998
            (filed as Exhibit m2 to Post-Effective Amendment No. 32 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Funds,
            American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class) dated August 1, 2001
            (filed as Exhibit m3 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Funds,
            American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class) dated December 3, 2001
            (filed as Exhibit m4 to Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Funds,
            American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.m6    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds (C
            Class), dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m7    Amendment No. 1 to Master Distribution and Individual Shareholder
            Services Plan of American Century Government Income Trust, American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds (C Class), dated August 1, 2001 (filed as Exhibit m5 to
            Post-Effective Amendment No. 44 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m8    Amendment No. 2 to Master Distribution and Individual Shareholder
            Services Plan of American Century Government Income Trust, American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds (C Class), dated December 3, 2001 (filed as Exhibit m7 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on November
            30, 2001, and incorporated herein by reference).

EX-99.m9    Amendment No. 3 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class), dated July 1, 2002 (filed as
            Exhibit m9 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.m10   Amendment No. 4 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class), dated September 3, 2002 (filed as Exhibit m5 to Post-Effective Amendment No. 35 to the Registration
            Statement on Form N-1A of American Century Municipal Trust, File No.
            2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m11   Master Distribution and Individual Shareholder Services Plan of
            American Century World Mutual Funds, Inc., American Century Mutual
            Funds, Inc., American Century Capital Portfolios, Inc., American
            Century Investment Trust, American Century Municipal Trust and
            American Century California Tax-Free and Municipal Funds (A Class)
            dated September 3, 2002 (filed as Exhibit m6 to Post-Effective
            Amendment No. 34 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m12   Master Distribution and Individual Shareholder Services Plan of
            American Century World Mutual Funds, Inc., American Century Mutual
            Funds, Inc., American Century Capital Portfolios, Inc., American
            Century Investment Trust, American Century Municipal Trust and
            American Century California Tax-Free and Municipal Funds (B Class)
            dated September 3, 2002 (filed as Exhibit m7 to Post-Effective
            Amendment No. 34 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Target Maturities Trust, American Century Quantitative
            Equity Funds, American Century Capital Portfolios, Inc., American
            Century Mutual Funds, Inc., American Century Strategic Asset
            Allocations, Inc. and American Century World Mutual Funds, Inc.,
            dated September 3, 2002 (filed as Exhibit n to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust, American Century
            Quantitative Equity Funds, American Century Capital Portfolios,
            Inc., American Century Mutual Funds, Inc., American Century
            Strategic Asset Allocations, Inc. and American Century World Mutual
            Funds, Inc., dated December 31, 2002 (filed as Exhibit n2 to
            Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on December 23, 2002, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 17, 2002, and
            incorporated herein by reference).